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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 4, 2000


                                     AMERCO
             (Exact name of registrant as specified in its charter)



          Nevada                      1-11255                   88-0106815
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)



1325 Airmotive Way, Suite 100, Reno, Nevada                        89502
  (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (775) 688-6300

                                      NONE
         (Former name or former address, if changed since last report.)
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ITEMS 1-6. Not Applicable.


ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (a) Not Applicable

           (b) Not Applicable

           (c) Exhibits

                                                                     Exhibit No.
                                                                     -----------

                Underwriting Agreement, dated January 27, 2000          1.1

                Senior Indenture, dated April 1, 1999(1)                4.1

                Form of Senior Global Note (included in Exhibit 4.3)    4.2

                Second Supplemental Indenture, dated
                February 4, 2000                                        4.3

                Opinion re Tax Matters from Snell & Wilmer, LLP         8.1

                Statement re Computation of Ratios                     12.1

            (1) Incorporated by reference to AMERCO's 8-K dated
                April 8, 1999

ITEM 8.    Not Applicable


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                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERCO


Date: February 4, 2000              By:  /s/ Gary V. Klinefelter
                                        ------------------------
                                         Gary V. Klinefelter
                                         Secretary


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                               INDEX TO EXHIBITS

                                                                Exhibit No.
                                                                -----------

          Underwriting Agreement, dated January 27, 2000            1.1

          Senior Indenture, dated April 1, 1999(1)                  4.1

          Form of Senior Global Note (included in Exhibit 4.3)      4.2

          Second Supplemental Indenture, dated February 4, 2000     4.3

          Opinion re Tax Matters from Snell & Wilmer, LLP           8.1

          Statement re Computation of Ratios                       12.1

     (1)  Incorporated by reference to AMERCO's 8-K dated April 8, 1999